Exhibit 99.1
Grindr Announces CFO Transition
Vanna Krantz to Remain in Role until Successor Named
July 31, 2025 – West Hollywood, Calif. – Grindr Inc. (NYSE: GRND), the Global Gayborhood in Your Pocket™, today announced that Chief Financial Officer Vanna Krantz has informed the company that she has decided to transition out of the role upon the appointment of her successor.
Following three highly successful years as CFO – which included bringing Grindr into the public markets, building the company’s relationships in the investor community, developing a mid- and long-term business plan, and supporting the team in successful execution – Ms. Krantz is looking to take the next step in her career. She expects to remain CFO until her successor is named and will assist the company with the transition of her responsibilities.
The company has launched a comprehensive search for a new Chief Financial Officer who will support the next stage of the company’s growth.
Based on expected second quarter performance and user trends, Grindr today also reaffirms its previously raised full-year 2025 guidance of 26% or greater revenue growth and Adjusted EBITDA margin of at least 43%.
“Vanna played a critical role in helping Grindr succeed in its first chapter as a public company,” said George Arison, Grindr’s CEO. “She was instrumental in building our foundational capabilities, including our long-term financial plan and outlook. Her insight, determination, and willingness to get into the trenches helped us navigate a highly unpredictable environment while staying focused on creating value for our users and shareholders. She also helped me grow as a CEO. I’m grateful for her support over the years and appreciate that she has given us the time and space to find a worthy successor.”
Ms. Krantz remarked, “I’m thankful for the past several years I’ve spent alongside George, my colleagues and the Board in growing Grindr into a successful public company. Working in close partnership with George has been a privilege - his vision and leadership have shaped much of what we’ve built. Together, we have created significant value for shareholders while never losing sight of our commitment to the community we serve. I’m excited for all that is on the horizon for Grindr.”
Forward Looking Statements
This letter contains “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 regarding Grindr’s current views with respect to our industry, operations, and future business plans, expectations and performance. These forward-looking statements can generally be identified by the use of forward-looking terminology, such as “anticipates,” “approximately,” “believes,” “continues,” “could,” “estimates,” “expects,” “goal,” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will” or the negative version of these words or other comparable words or phrases, but the absence of these words does not mean that a statement is not forward-looking.
These forward-looking statements include, among others, statements regarding the transition of our Chief Financial Officer position, expected second quarter performance, expectations around user trends and impact on guidance for 2025, and our annual revenue growth and adjusted EBITDA margin guidance for 2025. Forward-looking statements, including guidance related to revenue growth and adjusted EBITDA margin, are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from our expectations discussed in the forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) our ability to retain existing users and add new users; (ii) the impact of the regulatory environment and complexities with compliance related to such environment, including maintaining compliance with privacy, data protection, and online safety laws and regulations and laws in the United States and abroad that apply to our products or services, including in the health and wellness sector; (iii) our ability to address privacy concerns and protect systems and infrastructure from cyber-attacks and prevent unauthorized data access; (iv) our ability to identify and consummate strategic transactions including strategic partnerships, acquisitions, or investments in complementary products, services, or technologies, including outside of our core product; and our ability to realize the intended benefit of such transactions; (v) our success in retaining or recruiting directors, officers, key employees, or other key personnel, and our success in managing any changes in such roles; (vi) our ability to respond to general economic conditions; (vii) competition in the dating and social networking products and services industry; (viii)

our ability to adapt to changes in technology and user preferences in a timely and cost-effective manner; (ix) our ability to successfully adopt generative AI and machine learning processes and algorithms into our daily operations, including by deploying generative AI and machine learning into our products and services; (x) our dependence on the integrity of third-party systems and infrastructure; (xi) our ability to protect our intellectual property rights from unauthorized use by third parties; (xii) whether the concentration of our stock ownership and voting power limits our stockholders’ ability to influence corporate matters; (xiii) the timing, price and quantity of repurchases of shares of our common stock under our repurchase program, and our ability to fund any such repurchases; and (xiv) the effects of macroeconomic and geopolitical events on our business, such as health epidemics, pandemics, natural disasters, the impacts of changing tariff policies and trade tensions, and wars or other regional conflicts. The foregoing list of factors is not exhaustive.
Further information on these and additional risks, uncertainties and other factors that could cause actual outcomes and results to differ materially from those included in or contemplated by the forward-looking statements contained in this press release are included in the section titled “Risk Factors'' included under Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2024, as amended, and in quarterly reports on Form 10-Q that we file with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and you should not place undue reliance on forward-looking statements. Except as required by law, Grindr assumes no obligation, and does not intend, to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.
Non-GAAP Financial Measures
Grindr uses Adjusted EBITDA and Adjusted EBITDA margin, which are non-GAAP measures, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may differ from similarly titled measures used by other companies, are presented to enhance investors’ overall understanding of Grindr’s financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
Adjusted EBITDA adjusts for the impact of items that Grindr does not consider indicative of the operational performance of its business. Grindr defines Adjusted EBITDA as net income (loss) excluding income tax provision; interest expense, net; depreciation and amortization; stock-based compensation expense; gain (loss) in fair value of warrant liability; and severance expense, litigation-related costs, and other items, in each case, that are unrelated to Grindr’s core ongoing business operations. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA for a period by revenue for the same period.
While Grindr believes that Adjusted EBITDA and Adjusted EBITDA Margin are useful in evaluating our business, this information should be considered as supplemental in nature and is not meant as a substitute for the related financial information prepared and presented in accordance with GAAP.
We are not able to estimate net income (loss) or net income (loss) margin on a forward-looking basis or reconcile the guidance provided for Adjusted EBITDA margin to net income (loss) margin on a forward-looking basis without unreasonable efforts due to the variability and complexity with respect to the charges excluded from Adjusted EBITDA margin. In particular, the measures and effects of our stock-based compensation related to equity grants that are directly impacted by unpredictable fluctuations in our share price. The variability of the above charges could have a significant and potentially unpredictable impact on our future GAAP financial results.
About Grindr Inc.
With more than 14.5 million average monthly active users, Grindr (NYSE:GRND) has grown to become the Global Gayborhood in Your Pocket™, on a mission to make a world where the lives of our global community are free, equal, and just. Available in 190 countries and territories, Grindr is often the primary way for our users to connect, express themselves, and discover the world around them. Since 2015, Grindr for Equality has advanced human rights, health, and safety for millions of LGBTQ+ people in partnership with organizations in every region of the world. Grindr has offices in West Hollywood, the Bay Area, Chicago, and New York. The Grindr app is available on the App Store and Google Play.
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